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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of eContent, Inc. (the "Company") of our report dated January 13, 2000 included in the Company's Annual Report on Form 10-KSB/A.

     Schumalter, Coughlin & Suozzo, LLC

     Raritan, New Jersey
     June 29, 2000